                                                                    EXHIBIT 10.4
                      LIMITED LIABILITY COMPANY AGREEMENT

                                      FOR

                          AMEN WARDY HOME STORES, LLC



          THIS OPERATING AGREEMENT (this "Agreement") is made and entered into this 5th day of August, 1997, among ST. JOHN KNITS, INC., a California corporation ("St. John"), AWH DIRECT, LLC, a Colorado limited liability company ("Amen Wardy LLC") (St. John and Amen Wardy LLC are hereinafter collectively referred to as the "Founding Members"), AMEN WARDY, SR., AMEN WARDY, JR., AMEN WARDY HOME, INC., a Colorado corporation ("Amen Wardy Inc."), BOB HIGHTOWER (Amen Wardy, Jr., Amen Wardy, Sr. and Bob Hightower are parties only to Sections 8.1, 8.2, 12.1, 12.2, 13.1, 13.2, 13.3, 13.5 and 13.14 hereof and Amen Wardy
Inc. is a party only to Sections 12.1, 12.2, 13.1, 13.5 and 13.14 hereof) and AMEN WARDY HOME STORES, LLC (the "Company").


                                R E C I T A L S
                                ---------------


          WHEREAS, the Founding Members have caused the Company to be formed subject to the provisions of the Delaware Limited Liability Act (the "Act") for the purpose of forming a business venture among the Founding Members; and

          WHEREAS, the Founding Members and the Company desire to enter into this Agreement, which sets forth certain agreements with respect to the conduct of the affairs of the Company and the Members' respective rights and obligations with regard to their Interests in the Company;


                               A G R E E M E N T
                               -----------------


          In consideration of the mutual promises contained herein and intending to be legally bound, the parties hereto agree and certify as follows:
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                                   ARTICLE I

                                ORGANIZATION OF
                         THE LIMITED LIABILITY COMPANY

          1.1  Formation.  The Company has been formed as a limited liability
               ---------
company subject to the provisions of the Act upon the terms, provisions and conditions set forth in this Agreement.

          1.2  Filing.  In connection with the execution of this Agreement, a
               ------
Certificate of Formation that complies with the requirements of the Act has been properly filed with the Delaware Secretary of State. The Members shall execute such further documents (including amendments to the Certificate of Formation) and take such further action as is appropriate to comply with the requirements of law for the formation or operation of a limited liability company in Delaware and in all states and counties where the Company may conduct its business.

          1.3  Name.  The name of the Company is "Amen Wardy Home Stores, LLC".
               ----

          1.4  Registered Office, Registered Agent.  The name and business
               -----------------------------------
address of the registered agent for service of process on the Company in the State of Delaware are Paracorp Incorporated, 15 East North Street, Dover, Delaware, 19901, or such other qualified person as the Board may designate from time to time and its business address.

          1.5  Registered Office in Delaware.  The location of the registered
               -----------------------------
office of the Company in the State of Delaware shall be Paracorp Incorporated, 15 East North Street, Dover, Delaware, 19901, or at such other place as the Board from time to time may select.

          1.6  Business Purpose.  The Company may carry on any lawful business,
               ----------------
purpose or activity with the exception of the business of granting policies of insurance, or assuming insurance risks or banking.

          1.7  Term.  The term of the Company shall continue until the
               ----
bankruptcy or dissolution of a Member or the occurrence of any other event identified in Article X hereof which terminates the continued membership of a
              ---------
Member in the Company (unless the business of the Company is continued by the unanimous consent of the remaining Members within 90 days following the occurrence of any such event). The Company shall be dissolved and its affairs wound up in accordance with Article X hereof.
                            ---------

          1.8  Intent.  It is the intent of the Members that the Company be
               ------
operated in a manner consistent with its treatment as a "partnership" for federal and state income tax purposes. It is also the intent of the Members that the Company not be operated or treated as a "partnership" for purposes of
Section 303 of the Federal Bankruptcy Code.  Neither the

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Company nor any Member shall take any action inconsistent with the express intent of the parties hereto as set forth in this Section 1.8.
                                                  -----------

          1.9  Definitions.  Capitalized terms used in this Agreement that are
               -----------
not otherwise defined herein shall have, if applicable, (i) the meanings ascribed to such terms in Exhibit A attached hereto with respect to general terms used herein or (ii) the meanings ascribed to such terms in Exhibit B attached hereto with respect to tax terms used herein.


                                  ARTICLE II

                     OWNERSHIP AND CAPITAL CONTRIBUTIONS;
                         CAPITAL ACCOUNTS; FINANCINGS

          2.1  Membership and Percentage Interests.  The names, addresses, and
               -----------------------------------
Percentage Interests of the Members are as follows:

          Name and Address                       Percentage Interest
          ----------------                       -------------------

          St. John Knits, Inc.                            51%
          17422 Derian Avenue
          Irvine, California  92713

          Amen Wardy LLC                                  49%
          405 East Cooper Avenue
          Aspen, Colorado 81611


          2.2  Capital Contributions.  On the date of this Agreement, St. John
               ---------------------
shall contribute $500,000 to the Company. As of the date of this Agreement, Amen Wardy LLC has not made and shall have no obligation to make any Capital Contributions to the Company. The Founding Members may, from time to time, agree to increase the level of Capital Contributions required of each Member; provided, however, that any additional Capital Contributions made by any Member of the Company shall not change the Percentage Interests of the Members as set forth in Section 2.1 hereof. Except as otherwise provided herein, no Founding Member shall be obligated to make any additional Capital Contributions to the Company.

          2.3  Loans to the Company.  On the date of this Agreement, St. John
               --------------------
shall make a loan to the Company in the amount of $1.5 million (the "St. John Loan"), which shall be evidenced by a promissory note from the Company to St. John (the "St. John Note"). In the event that the Board determines that further funds are required by the Company, St. John shall make additional loans to the Company; provided, however, that in no event shall St. John be obligated to make additional loans to the Company if St. John has made loans and/or Capital Contributions to the Company which in the aggregate amount to

$5 million. All loans made by St. John to the Company shall be evidenced by a promissory note from the Company to St. John in the form of Exhibit C attached hereto (the "Form of Promissory Note"). The approval of four-fifths (4/5) of all Managing Directors of the Company is required for the Company to change the terms and conditions of the Form of Promissory Note. St. John may make additional loans to the Company from time to time. Any loan, including, but not limited to, the St. John Loan, made by St. John or any other Member of the Company shall not (i) be treated as a Capital Contribution but shall be a debt due from the Company, unless otherwise agreed by the Members, and (ii) change the Percentage Interests of the Members as set forth in Section 2.1 hereto. Except as otherwise provided herein, no Member shall be obligated to make any loan or advance to the Company.

          2.4  Capital Accounts.
               ----------------

          (a) A capital account ("Capital Account") shall be maintained for each Member. The Capital Account of each Member shall be credited with the amount of their respective Capital Contributions. Thereafter, each Member's Capital Account shall be (a) credited with such Member's share of Profits, any individual items of income and gain allocated to such Member pursuant to the provisions of Article III hereof, and the amount of additional cash, or the
              -----------
value of any asset (net of any liabilities assumed by the Company and liabilities to which the asset is subject) contributed to the Company by such Member, and (b) debited with the Member's share of Losses, any individual items of deduction and loss allocated to such Member pursuant to the provisions of
Article III hereof, the amount of any cash distributed to such Member and the
-----------
value of any asset distributed to such Member (net of any liabilities assumed by the Member and liabilities to which the asset is subject).

          (b) No Member shall be personally liable for or be required to restore any deficit Capital Account balance.

          2.5  Other Matters.
               -------------

          (a) Except as otherwise provided in or contemplated by this Agreement, no Member shall demand or receive a return of or interest on its Capital Contributions or withdraw from the Company without the consent of all Members. Under circumstances requiring a return of any Capital Contributions, no Member shall have the right to receive property other than cash except as may be specifically provided herein.

          (b) No Member shall receive any interest, salary, compensation, draw or reimbursement with respect to its Capital Contributions or its Capital Account, or for services rendered or expenses incurred on behalf of the Company or otherwise in its capacity as a Member, except as otherwise provided in or contemplated by this Agreement or as may otherwise be authorized by the Board.

                                  ARTICLE III

                       ALLOCATIONS OF PROFITS AND LOSSES

          3.1  Profits.  After giving effect to the allocations set forth in
               -------
Sections 3.3 through 3.5 hereof, Profits for any Fiscal Year (as defined in
------------------------
Exhibit A attached hereto) shall be allocated among the Members in proportion to their Percentage Interests.

          3.2  Losses.  After giving effect to the allocations set forth in
               ------
Sections 3.3 through 3.5 hereof, Losses for any Fiscal Year shall be allocated
------------------------
first to St. John to the extent of its Capital Contributions, and then among the Members in proportion to their Percentage Interests.

          3.3  Allocation In the Event of Section 754 Election.  To the extent
               -----------------------------------------------
an adjustment to the adjusted tax basis of any Company asset pursuant to Code
Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of that adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset), and such gain or loss shall be specially allocated to the Members in the manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to that Treasury Regulation.

          3.4  Regulatory and Curative Allocations.
               -----------------------------------

          (a)  Company Minimum Gain Chargeback.  Except as otherwise provided in
Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provision of this Agreement, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, for subsequent Fiscal Years) in an amount equal to the portion of that Member's share of the net decrease in Company Minimum Gain during such year that is allocable to the disposition of any Company assets subject to one or more Nonrecourse Liabilities of the Company. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulation Section 1.704-2(j)(2)(i). Any Member's share of any net decrease in Company Minimum Gain shall be determined in accordance with Treasury Regulation Section 1.704-2(g). This section is intended to comply with the minimum gain chargeback requirement in the Treasury Regulations and shall be interpreted consistently therewith.

          (b) Member Minimum Gain Chargeback. Notwithstanding any other provision of this Agreement except Section 3.4(a), if there is a net decrease in
                                   --------------
Member Minimum Gain attributable to Member Nonrecourse Debt during any Fiscal Year, each Member who has a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to the portion of such Member's share of the net decrease of Member Minimum Gain. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulation
Section 1.704-2(j)(2)(ii). Any Member's share of the net decrease in Member Minimum Gain shall be determined in accordance with Treasury Regulation Section 1.704-2(i)(5). This section is intended to comply with the minimum gain chargeback requirements in the Treasury Regulations and shall be interpreted consistently therewith.

          (c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulation paragraph (4), (5) or (6) of Section 1.704-1(b)(2)(ii)(d), items of Company income and gain shall be specially allocated to the Members in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of that Member as quickly as possible.

          (d) Gross Income Allocation. In the event that any Member has a deficit Capital Account at the end of any Company Fiscal Year that is in excess of the sum of (i) the amount that such Member is obligated to restore and (ii) the amount that the Member is deemed to be obligated to restore pursuant to the penultimate sentence of Treasury Regulation Sections 1.704-2(g)(1) and (i)(5), that Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.4(d) shall be made only if and to the extent that
                 --------------
such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article III have been made as if Section
                                                                        -------
3.4(c) and 3.4(d) were not in the Agreement.
-----------------

          (e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Members in accordance with their Percentage Interests. The amount of Nonrecourse Deductions for a Fiscal Year shall equal the excess, if any, of the net increase, if any, in the amount of Company Minimum Gain during that Fiscal Year over the aggregate amount of any distributions during that Fiscal Year of proceeds of a Nonrecourse Liability (as that term is defined in Treasury Regulation Section 1.704-2(b)(3)) that are allocable to an increase in Company Minimum Gain, determined according to the provisions of Treasury Regulation Section 1.704-2(d).

          (f) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Member who bears economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). The amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for a Fiscal Year equals the excess, if any, of the net increase, if any, in the amount of Member Minimum Gain attributable to such Member Nonrecourse Debt during that Fiscal Year over the aggregate amount of any distributions during that Fiscal Year to the

Member that bears the economic risk of loss for such Member Nonrecourse Debt to the extent such distributions are from the proceeds of such Member Nonrecourse Debt and are allocable to an increase in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulation
Section 1.704-2(i)(1).

          (g)  Curative Allocations.  The allocations set forth in Sections
                                                                   --------
3.4(a)-(f) (the "Regulatory Allocations") are intended to comply with certain
----------
requirements of Treasury Regulation Sections 1.704-1(b) and 1.704-2. Notwithstanding any other provision of this Article III (other than the
                                            -----------
Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocation of other items and the Regulatory Allocations to each Member should be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred. This Section 3.4(g) is intended to minimize to
                                    --------------
the extent possible and to the extent necessary any economic distortions which may result from application of the Regulatory Allocations and shall be interpreted in a manner consistent therewith.

          3.5  Allocations for Tax Purposes.
               ----------------------------

          (a) Contributed Property. In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the Company shall, solely for tax purposes, be allocated among the Members so that a contributing Member, to the maximum extent possible, recognizes the variation, if any, between the Adjusted Basis and the initial Gross Asset Value of the property contributed by that Member. Unless the Members otherwise agree, allocations pursuant to this
Section 3.5(a) shall use the "remedial allocation method" as set forth in
--------------
Treasury Regulation Section 1.704-3(d) or any successor provision thereto.

          (b) Adjusted Property. In the event the Gross Asset Value of any Company asset is adjusted pursuant to subsection (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss and deduction with respect to that asset shall take into account any variation between the Gross Asset Value of that asset before such adjustment and its Gross Asset Value after such adjustment in the same manner as the variation between Adjusted Basis and Gross Asset Value is taken into account under Section 3.5(a) hereof with respect
                                              --------------
to contributed property, and such variation shall be allocated in accordance with the principles of Treasury Regulation Section 1.704-1(b)(2)(iv)(f).

          (c) Recapture of Deductions and Credits. If any "recapture" of deductions or credits previously claimed by the Company is required under the Code upon the sale or other taxable disposition of any Company property, those recaptured deductions or credits shall, to the extent possible, be allocated to the Members pro rata in the same manner that the deductions and credits giving rise to the recapture items were originally allocated using the "first-in, first-out" method of accounting; provided, however, that this Section 3.5(c)
                                                              --------------
shall only affect the characterization of income allocated among the Members for tax purposes.

          (d)  Limited Application.  Allocations pursuant to this Section 3.5
                                                                  -----------
are solely for purposes of federal, state and local taxes and shall not affect or in any way be taken into account in computing any Member's Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision of this Agreement.

          (e) Allocation of Excess Nonrecourse Liabilities. All "excess nonrecourse liabilities," as such term is defined in Treasury Regulation Section 1.752-3(a)(3), shall be allocated to the Members in accordance with their Percentage Interests.

          3.6  Other Allocation Rules.
               ----------------------

          (a) The Members are aware of the income tax consequences of the allocations made by this Article III and the economic impact of the allocations
                         -----------
on the amounts receivable by them under the Agreement. The Members hereby agree to be bound by the provisions of this Article III in reporting their share of
                                      -----------
Company income and loss for income tax purposes.

          (b) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly or other basis, as determined by the Board using any permissible method under Code Section 706 and the Treasury Regulations thereunder.


                                  ARTICLE IV

                                 DISTRIBUTIONS

          4.1  Distributions of Distributable Cash.  The Board shall from time
               -----------------------------------
to time determine to what extent, if any, Company funds shall be available for distribution to the Members. Such funds, if any, shall be payable from time to time at the discretion of the Board. The Members acknowledge and agree that Company funds may be retained in the Company for the purpose of payment of all expenditures in connection with the business of the Company, including, but not limited to, the principal and interest on all loans, payment of all expenses of operation, and the maintenance of reserves for managerial, promotional, all other operational expenses relating to the Company and for minimization of future Company borrowings. Whether or not there exist Company funds in excess of amounts needed to pay such expenditures shall be a matter to be decided solely by the Board, and no Member may at any time demand that the Company make distributions to such Member. When the Board determines that cash on hand or in bank accounts of the Company that is attributable to operating revenues (the "Distributable Cash") is to be distributed to the Members, such Distributable Cash shall be distributed in proportion to their Percentage Interests; provided, however, that no distributions of Distributable Cash shall be made to any Member of the Company until and unless all payments and other obligations of the Company now or hereafter existing under the St. John Loan and any other loan made by St. John to the Company pursuant to Section 2.3 hereof, whether for principal, interest,
                        -----------
fees, expenses, or otherwise, shall be satisfied in full by the Company.

          4.2  Mandatory Tax Distributions.  Notwithstanding anything to the
               ---------------------------
contrary above, and as advances to distributions otherwise made pursuant to
Section 4.1, in order to allow Members to pay taxes on their allocable share of
-----------
taxable income of the Company, the Board shall cause the Company to distribute, not later than March 31 of each year, an amount equal to the excess, if any, of
(i) the product of the taxable income of the Company, determined on a cumulative basis for all years (through and including the immediately preceding tax year) of the Company multiplied by the maximum effective combined federal and state rate over (ii) all amounts previously distributed pursuant to this Section 4.2.
                                                                   -----------
The percentage referred to in clause (i) above shall be increased or decreased from time to time by the increase or decrease in the maximum tax rate imposed on individual taxpayers on ordinary income under the Code.

          4.3  Amounts Withheld.  All amounts (if any) withheld pursuant to the
               ----------------
Code or any provision of any state or local tax law with respect to any payment, distribution or allocation to the Company or the Members shall be treated as amounts distributed to the Members pursuant to this Article IV for all purposes under this Agreement. The Company shall withhold from distributions, or with respect to allocations, to the Members and to pay over to any federal, state, or local government any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law and shall allocate such amounts to the Members with respect to which such amount was withheld.

          4.4  Exculpation.  Each Member shall look solely to the assets of the
               -----------
Company for all distributions with respect to the Company, for the repayment of any loans to the Company and for the return of its Capital Contributions thereto and its share of Profits or Losses thereof, and shall have no recourse therefor (upon dissolution or otherwise) against any Member.


                                   ARTICLE V

                                  MANAGEMENT

          5.1  Board of Managing Directors.  The Company shall at all times have
               ---------------------------
a Board of Managing Directors (the "Board") composed of individuals selected by the Members as provided herein. The management of the Company shall be vested solely in the Board of Managing Directors and officers ("Officers") of the Company. The business and affairs of the Company shall be managed by or under the direction of the Board. Each Member shall cause its designees on the Board to comply with the terms of this Agreement to be performed by such persons in such capacities.

               (a) Number of Managing Directors. The Board shall consist of five (5) managing directors (individually, a "Managing Director" and collectively, "Managing Directors").

               (b) Designation of Managing Directors. As of the date hereof and subject to Section 5.1(c) hereof, the Managing Directors shall consist of
                --------------
     Robert Gray, Marie Gray and Kelly Gray, as St. John Managing Directors, and Amen Wardy, Sr. and Amen Wardy, Jr., as Amen Wardy LLC Managing Directors. Thereafter, as long as St. John or an Affiliate (as defined in Exhibit A) of St. John (a "St. John Affiliate") is a Member of the Company, St. John or such St. John Affiliate shall be entitled to designate three (3) Managing Directors to the Board, and, as long as Amen Wardy LLC or an Affiliate (as defined in Exhibit A) of Amen Wardy LLC (an "Amen Wardy LLC Affiliate") is a Member of the Company, Amen Wardy LLC or such Amen Wardy LLC Affiliate shall be entitled to designate two (2) Managing Directors to the Board; provided, however, that if the Percentage Interest of Amen Wardy LLC or an Amen Wardy LLC Affiliate exceeds fifty percent (50%) of the Company, Amen Wardy LLC or such Amen Wardy LLC Affiliate shall have the right to designate three (3) Managing Directors to the Board and St. John or such St. John Affiliate shall have the right to designate two (2) Managing Directors to the Board. St. John Managing Directors shall be executives, officers or directors of St. John. Each Managing Director shall serve for a term of one year and until his or her successor is designated. Managing Directors shall be eligible to serve successive terms. If at any time a Founding Member ceases to be a Member of the Company, unless by virtue of a Permitted Transfer (as defined in Exhibit A) to an Affiliate of such Founding Member, (i) the Managing Directors who had been designated by such Founding Member shall thereupon cease to be Managing Directors of the Company unless subsequently designated pursuant to the terms of this Agreement and (ii) the remaining Founding Member shall thereafter have the right to designate all Managing Directors to the Board.

               (c) Removal of Managing Directors; Vacancies. A Founding Member may at any time remove any Managing Director designated by such Founding Member (a "Founders Director"), with or without cause. In the event a vacancy occurs on the Board as a result of the retirement, removal, resignation or death of a Founders Director, such vacancy shall be filled by a person designated by the Founding Member the retirement, removal, resignation or death of whose designee created the vacancy.

               (d) Meetings of Managing Directors (i) Regular meetings of the Board shall be held on such basis as the Board may determine. Special meetings of the Board may be called by any two (2) Managing Directors acting together upon not less than five (5) days written notice delivered to each of the Managing Directors and specifying the nature of any business to be transacted at such meeting. The presence of four (4) Managing Directors shall constitute a quorum for the transaction of business at any meeting of the Board; provided, however, that if St. John or a St.

     John Affiliate is a Member of the Company, there must be present at such meeting at least two (2) St. John Managing Directors.

               (e) The Board may make use of telephones and other electronic devices to hold meetings, provided that each Managing Director simultaneously participates with all of the other Managing Directors with respect to all discussions and votes of the Board. The Board may act without a meeting if the action taken is reduced to writing and approved and signed in advance by four-fifths (4/5) of the Managing Directors of the Company. Written minutes shall be taken at each meeting of the Board. However, any action taken or matter agreed upon by the Board shall be deemed final, whether or not written minutes are ever prepared or finalized.

               (f) Vote Required for Action; Authority. Except as otherwise provided in this Agreement, each Managing Director shall be entitled to vote on all matters brought before the Board for action, and the vote of a majority of the Managing Directors present at a meeting at which a quorum is present shall be the act of the Board. Acts of the Board shall be binding upon the Company; provided, however, that Managing Directors shall have no authority to bind the Company except through acts of the Board.

               (g) Supermajority Voting Provisions. The approval of four-fifths (4/5) of all of the Managing Directors of the Company is required for the Company to (i) carry on any business other than the Business Activities, or
     (ii) change the name of the Company.

               (h) Additional Supermajority Voting Provisions. If (x) neither Robert Gray, Marie Gray nor Kelly Gray are directors or executive officers of St. John and (y) the Percentage Interest of Amen Wardy LLC together with all Amen Wardy LLC Affiliates is less than 50% of the Company, then the approval of four-fifths (4/5) of all of the Managing Directors of the Company is required for the Company to (i) carry on any business other than the Business Activities, (ii) change the name of the Company, (iii) develop new product lines for the Company, (iv) appoint or remove Officers, (v) enter into any transaction with Affiliates of the Company, (vi) enter into leases for new retail stores, (vii) enter into material agreements with vendors or customers of the Company or materially amend such agreements,
     (viii) agree to sell, exchange or otherwise transfer all or any material portion of the Company's assets, (ix) to merge, reorganize or consolidate,
     (x) to enter into any agreement to permit the use of the Amen Wardy Name (as defined in Section 13.1 hereof), (xi) encumber all or substantially all
                    ------------
     of the assets of the Company, and (xii) make a distribution of Distributable Cash pursuant to Section 4.1 hereof.
                                    -----------

          5.2  Officers.  The day-to-day management of the Company shall be
               --------
vested in the Officers, who shall be appointed by the Board. Officers shall exercise such powers and perform such duties as shall be determined from time to
time by the Board.   Except as determined by the Board, Officers shall not have the authority to bind the Company.

               (a)  The Board shall appoint the Chief Executive Officer of the
     Company, who shall serve at the pleasure of the Board.   As of the date
     hereof and until his death, removal, resignation or inability to serve, the Chief Executive Officer of the Company shall be Amen Wardy, Jr. As of the date hereof and until or unless the Board determines otherwise, Amen Wardy, Jr. shall receive for his services as the Chief Executive Officer of the Company an annual salary of $100,000.

               (b) The Board shall appoint the Chief Financial Officer of the Company, who shall serve at the pleasure of the Board. As of the date hereof and until his death, removal, resignation or inability to serve, the Chief Financial Officer of the Company shall be Roger Ruppert.

               (c) The Board may appoint such other Officers at any time, including, but not limited to, a President, Secretary and Treasurer. Any individual may hold any number of offices. The Board shall have the power to remove, with or without cause, any Officer appointed by it, including, but not limited to, the Chief Executive Officer and Chief Financial Officer. Any Officer may resign at any time by giving written notice to the Company and the resignation shall take effect on the giving of the notice or at any later time specified in the notice. Each Officer shall serve until his resignation, removal, death or inability to serve. A vacancy in any office shall be filled by the Board. Officers shall serve at the pleasure of the Board, subject to all rights, if any, of an Officer
     under any contract of employment.   Officers of the Company shall perform
     their duties in good faith, in a manner they reasonably believe to be in the best interest of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A person who so performs his or her duties shall not have any liability by reason of being or having been an Officer of the Company.

          5.3  Warranted Reliance by Managing Directors and Officers on Others.
               ---------------------------------------------------------------
In exercising their authority and performing their duties under this Agreement, the Managing Directors and the Officers shall be entitled to rely on information, opinions, reports, or statements of the following persons or groups unless they have actual knowledge concerning the matter in question that would cause such reliance to be unwarranted:

               (a) one or more employees or other agents of the Company or in subordinates whom the Managing Director or Officer reasonably believes to be reliable and competent in the matters presented; and

               (b) any attorney, public accountant, or other person as to matters which the Managing Director or Officer reasonably believes to be within such person's professional or expert competence.

                                  ARTICLE VI

                                  THE MEMBERS

          6.1  Authority.  Except as otherwise provided in this Agreement,
               ---------
Members shall not have the authority to bind the Company.

          6.2  Rights and Obligations of Members.
               ---------------------------------

          (a) Limitation of Liability. Each Member's liability for the debts and obligations of the Company shall be limited as set forth in the Act. Without limiting the generality of the foregoing, as to any third party, a deficit Capital Account balance of a Member shall not be deemed to be a liability of such Member nor an asset or property of the Company.

          (b) Duties. The duties and obligations of each Member as a Member of the Company to the Company and to the other Members shall be limited to those set forth in this Agreement. The Company and the Members disclaim all other duties and obligations as may be owed to one another (whether at law or in equity), and no Member shall be liable to the Company or to the other Members for monetary damages on account of any breach or alleged breach of such other duties or obligations.


                                  ARTICLE VII

                            TRANSFERS OF INTERESTS

          7.1  Prohibited Transfers.
               --------------------

          (a) No Member shall directly or indirectly sell, exchange, assign, dispose of, encumber, pledge, mortgage, hypothecate or otherwise transfer in any way its Interest (or any portion thereof) in the Company or its interest in this Agreement, or enter into any agreement or commitment to do any of the same, without the prior written approval and consent of all of the other Members or pursuant to Section 7.2(a) of this Agreement, and any attempt to do so shall be null and void. Notwithstanding any other provision contained in this Agreement, no Member shall enter into or give its approval or consent to any of the aforementioned transactions unless the proposed transferee of the subject Interest enters into an agreement with the Company and each continuing Member whereby such proposed transferee shall be made a party to and be bound by the terms of this Agreement (with appropriate modifications as required by the identity of the transferee to give full effect to the provisions of this Agreement).

          (b) Notwithstanding any other provisions contained in this Agreement, no Member may directly or indirectly sell, exchange, assign, dispose of, encumber, pledge, mortgage, hypothecate or otherwise transfer in any way its Interest in the Company if:

          (i) as a result thereof, the Company or any non-selling Founding Member may, without its prior approval, become subject to any governmental controls or regulations that may materially restrict the business operations of the Company or such Member and to which it was not subject prior to any proposed sale, exchange, assignment, pledge, mortgage, hypothecation or other transfer;

          (ii) as a result thereof, the Company or any non-selling Founding Member may, without its prior approval, become subject to any additional material tax liability to which it was not theretofore subject; or

          (iii) the transaction is not permitted by any law or term of any mortgage, agreement or document to which the Company or the selling Member is a party or by which it is bound, unless any permit, approval, consent or waiver required has been obtained and is in effect, or if acceleration of any debt of the Company (including, without limitation, any mortgage on any property owned by the Company) will occur as a result of any such transaction;

and any transaction which would cause such result shall be null and void.

          (c) Notwithstanding Sections 7.1(a) and (b) of this Agreement, changes in the stock ownership of St. John shall not be deemed a prohibited transfer hereunder.

          7.2  Permitted Transfers.
               -------------------

          (a) Transfers to Affiliates. St. John may transfer all or part of its Interest in the Company to any Affiliate of St. John and Amen Wardy LLC may transfer all or part of its Interest in the Company to any Affiliate of Amen Wardy LLC; provided, however, that contemporaneously with such transfer by St. John or Amen Wardy LLC:

          (i) the transferee shall enter into an agreement with the remaining Members and the Company containing terms substantially similar to the terms hereof (with appropriate modifications as required by the identity of the transferee to give full effect of the provisions of this Agreement) or whereby such transferee shall be made a party to and be bound by the terms of this Agreement; and

          (ii) the transferee and the transferring Member shall agree in writing with the Company and the remaining Members that they will remain Affiliates as contemplated in this Section for so long as the transferee is a Member.

          (b) Admission of Permitted Transferee as a Member. Notwithstanding the provisions of Section 7.2(a), a Permitted Transferee of an Interest shall be admitted as a Member in the Company only upon a majority vote of the Members, excluding for this purpose, however, the transferring Member. The rights of a Permitted Transferee who is not admitted as a Member shall be limited to the right to receive allocations and distributions from the Company with respect to the Interest transferred, as provided by this Agreement.

The transferee of such Interest shall not be a Member with respect to such Interest, and, without limiting the foregoing, shall not have the right to designate Managing Directors, inspect the Company's books or otherwise exercise the rights of a Member hereunder or under the Act unless and until it is admitted as a Member in accordance with this Agreement and the Act. The provisions in this Section 7.2(b) shall be in effect only for so long as the
                   --------------
states in which the Company is currently doing business or anticipates doing business require such provisions in order for the Company to receive partnership tax treatment under the laws of such states.

          (c) Effect of Permitted Transfer on Company. The Members intend that the Permitted Transfer of an Interest in the Company shall not cause the dissolution of the Company.

          (d) Distribution Among Members. Upon the occurrence of a Permitted Transfer of an Interest pursuant to Section 7.2(a) during any Fiscal Year,
                                    --------------
Profits, Losses, each item thereof, and all other items attributable to such Interest for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Board. All distributions on or before the date of a Permitted Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize a Permitted Transfer upon the Board's receipt of written notice stating the date such Interest was transferred and such other information as the Board may reasonably require. The Board and the Company shall incur no liability for making allocations and distributions in accordance with the provisions of this paragraph, whether or not the Board or the Company has knowledge of any transfer of ownership of any Interest in the Company.

          (e) Special Basis Adjustment. In connection with any Permitted Transfer of a Company Interest, the Board shall cause the Company, at the written request of the transferor or the transferee, on behalf of the Company and at the time and in the manner provided in Treasury Regulations Section 1.754-1(b), to make an election to adjust the basis of the Company's property in the manner provided in Sections 734(b) and 743(b) of the Code, and such transferee shall pay all costs incurred by the Company in connection therewith, including, without limitation, reasonable attorneys' and accountants' fees.


                                 ARTICLE VIII

                  PROPRIETARY INFORMATION; RELATED ACTIVITIES


          8.1  Proprietary Information.  Except to the extent disclosure is
               -----------------------
required by law, legal process or formal demand of a governmental entity or to the extent such information becomes lawfully and without breach of this Agreement within the public domain, the Members and all signatories hereto shall not use or disclose to any person any trade secrets, technical information, processes, know-how, financial or business data or other proprietary information relating to or in the possession of the Company (collectively, "Proprietary Information") for any purpose which does not relate to the Company and its efforts to engage in the Business Activities; provided, however, that Proprietary Information does not include any trade secrets, technical information, processes, know-how, financial or business data relating to (i) the Amen Wardy home furnishing store as currently operated in all material respects in Aspen, Colorado (the "Aspen Store"), (ii) that certain Product Design and Development Agreement, dated as of the date hereof, among St. John, Amen Wardy, Sr. and Amen Wardy, Jr., and (iii) that certain Consulting Agreement, dated the date hereof, between St. John and Amen Wardy, Jr.

          8.2  Related Activities.
               ------------------

          (a) For so long as Amen Wardy LLC (together with all Amen Wardy LLC Affiliates) is a Member of the Company, Amen Wardy LLC and each Amen Wardy Affiliate shall not (other than through the Company), directly or indirectly through any Amen Wardy LLC Affiliate, engage or otherwise participate in any material respect in any Business Activities (as defined in Exhibit A), unless

          (i) Amen Wardy LLC shall have fully disclosed to the Board the nature and location of the proposed Business Activities, including all interests (financial or otherwise) of Amen Wardy LLC and other parties therein; and

          (ii) Amen Wardy LLC shall have received approval to engage or otherwise participate in the Business Activities from a majority of the Board, excluding for this purpose, however, any Managing Directors which may have been designated by Amen Wardy LLC.

Notwithstanding the foregoing, nothing in this Section 8.2(a) shall apply to or
                                               --------------
prevent Amen Wardy LLC or any Amen Wardy LLC Affiliate from (i) operating the Aspen Store as currently operated in all material respects in Aspen, Colorado,
(ii) performing their duties under that certain Product Design and Development Agreement, dated as of the date hereof, among St. John, Amen Wardy, Sr. and Amen Wardy, Jr. or (iii) performing their duties under that certain Consulting Agreement, dated the date hereof, between St. John and Amen Wardy, Jr.

          (b) For so long as St. John (together with all St. John Affiliates) is a Member of the Company, St. John shall not (other than through the Company), directly or indirectly through any St. John Affiliate, engage or otherwise participate in any material respect in any Business Activities, unless

          (i) St. John shall have, to the extent permitted by law, fully disclosed to the Board the nature and location of the proposed Business Activities, including all interests (financial or otherwise) of St. John and the other parties therein; and

          (ii) St. John shall have received approval to engage or otherwise participate in the Business Activities from a majority of the Board, excluding for this purpose, however, any Managing Directors which may have been designated or nominated by St. John.

Notwithstanding the foregoing, nothing in this Section 8.2(b) shall apply to or
                                               --------------
prevent St. John or any St. John Affiliate from developing, marketing and distributing its own line of home furnishing products and gifts and performing other related tasks as contemplated by that certain Product Design and Development Agreement, dated as of the date hereof, among St. John, Amen Wardy, Sr. and Amen Wardy, Jr. and that certain Consulting Agreement, dated the date hereof, between St. John and Amen Wardy, Jr.

          (c)  Notwithstanding the provisions of Sections 8.2(a) and 8.2(b), no
                                                 --------------------------
Member shall be required to comply with such provisions with respect to any investment of up to five percent (5%) of the securities of any corporation, limited liability company or limited partnership which is registered on a national or international securities exchange or admitted to trading privileges thereon or actively traded in a generally-recognized over-the-counter market, provided that such Member does not exercise control over or direct, through such equity interest or otherwise, the management and policies of such corporation or partnership.


                                  ARTICLE IX

                                  ACCOUNTING

          9.1  Books of Account; Audits.
               ------------------------

          (a) The books of account of the Company shall be kept and maintained at all times at the Company's principal executive offices located in Orange County, California. Such books of account shall be maintained on an accrual basis in accordance with GAAP, consistently applied, employing standards, procedures and forms conforming to established practice in the United States.

          (b) At the end of each accounting period, the books and records of the Company shall be audited by a firm of independent accountants at the Company's expense.

          9.2  Fiscal Year.  The Fiscal Year of the Company shall be a 52-53
               -----------
week fiscal year whereby the fiscal year ends on the Sunday nearest to October
31.

          9.3  Tax Returns; Information.  The Chief Financial Officer shall
               ------------------------
arrange for the preparation and timely filing of all income and other tax and informational returns of the Company. As soon as practicable (but in no event more than 90 days) after the end of each Fiscal Year, the Chief Financial Officer shall cause the Company's accountants to prepare and submit to the Board for its review and approval the Company's tax returns. The

Chief Financial Officer shall furnish to each Member a copy of each approved return, together with any schedules or other information which each Member may require in connection with such Member's own tax affairs.

          9.4  Tax Matters Member.  St. John is specially authorized and
               ------------------
appointed to act as the "Tax Matters Member" under the Code and in any similar capacity under state or local law. The Tax Matters Member agrees to promptly notify the other Members upon the receipt of any correspondence from any federal, state or local tax authorities, or making any elections under the tax laws, relating to any examination of the Company's affairs. The Tax Matters Member shall be prohibited from entering into any settlement or arrangement on behalf of the Company with respect to any federal, state or local tax authorities without the express written approval of the Members, which approval shall not be unreasonably withheld. The Tax Matters Member may retain, at the Company's expense, such outside counsel, accountants and other professional consultants as it may reasonably deem necessary in the course of fulfilling its obligations as Tax Matters Member.


                                   ARTICLE X

                          DISSOLUTION AND TERMINATION

          10.1  Liquidating Events.  The Company shall dissolve and commence
                ------------------
winding up and liquidating upon the first to occur of the following ("Liquidating Events"):

          (a) The sale of all or substantially all of the assets of the Company;

          (b) The unanimous written agreement of all Members to dissolve, wind up, and liquidate the Company;

          (c) The death, retirement, resignation, expulsion, bankruptcy or dissolution of a Member or the occurrence of any other event which terminates a Member's continued membership in the Company, unless the business of the Company is continued by the unanimous written consent of the remaining Members within 90 days of the occurrence of any such event;

          (d) The happening of any other event that makes it unlawful or impossible to carry on the business of the Company; and

          (e)   January 1, 2043.

          The Members hereby agree that the Company shall not dissolve prior to the occurrence of a Liquidating Event. If it is determined, by a court of competent jurisdiction, that the Company has dissolved prior to the occurrence of a Liquidating Event, the Members hereby agree to continue the business of the Company without a winding up or liquidation.

          10.2  Bankruptcy.  For purposes of this Agreement, the "bankruptcy" of
                ----------
a Member shall mean the occurrence of any of the following: (a) any governmental authority, or any court at the instance thereof, shall take possession of any substantial part of the property of that Member or shall assume control over, the affairs or operations thereof, or a receiver or trustee shall be appointed, or a writ, order, attachment or garnishment shall be issued with respect to any substantial part thereof, and such possession, assumption of control, appointment, writ or order shall continue for a period of 90 consecutive days; or (b) a Member shall admit in writing of its inability to pay its debts when due for purposes of Section 303 of the Bankruptcy Code, or make an assignment for the benefit of creditors; or apply for or consent to the appointment of any receiver, trustee or similar officer or for all or any substantial part of its property; or shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debts, dissolution, liquidation, or similar proceeding under the laws of any jurisdiction; or (c) a receiver, trustee or similar officer shall be appointed for such Member or with respect to all or any substantial part of its property without the application or consent of that Member, and such appointment shall continue undischarged or unstayed for a period of 90 consecutive days or any bankruptcy, insolvency, reorganization, arrangements, readjustment of debt, dissolution, liquidation or similar proceedings shall be instituted (by petition, application or otherwise) against that Member and shall remain undismissed for a period of 90 consecutive days.

          10.3  Procedure.
                ---------

          (a) In the event of the dissolution of the Company for any reason, the Members shall commence to wind up the affairs of the Company and to liquidate the Company's investments; provided that if a Member is in bankruptcy or dissolved, the other Member ("Winding-Up Member") shall commence to wind up the affairs of the Company and such Winding-Up Member shall have full right and unlimited discretion to determine in good faith the time, manner and terms of any sale or sales of the property or other assets pursuant to such liquidation having due regard to the activity and condition of the relevant market and general financial and economic conditions. The Members shall continue to share profits, losses and distributions during the period of liquidation in the same manner and proportion as though the Company had not dissolved.

          (b) Following the payment of all expenses of liquidation, and subject to the right of the Members or the Winding-Up Member, as the case may be, to set up such cash reserves as and for so long as they or it may deem reasonably necessary in good faith for any contingent or unforeseen liabilities or obligations of the Company, the proceeds of the liquidation and any other funds of the Company shall be distributed in the following order of priority:

          (i) First, to the payment and discharge of all of the Company's debts and liabilities to creditors, in the order of priority as provided by law, including unpaid principal and interest under the St. John Loan and any other loans or advances made by Members to the Company, except to those to the Members in respect of their Capital Accounts;

          (ii) Second, 100% to St. John until it has received an amount which equals its capital contribution to the Company previously made pursuant to
     Section 2.2 hereof but not returned to St. John; and
     -----------

          (iii) Thereafter, to the Members, in proportion to their Percentage Interests.

          (c) No Member shall have any right to demand or receive property other than cash upon dissolution and termination of the Company.

          (d) Upon the completion of the liquidation of the Company and the distribution of all Company funds, the Company shall terminate and the Members or the Winding-Up Member, as the case may be, shall have the authority to execute and record a certificate of cancellation of the Company, as well as any and all other documents required to effectuate the dissolution and termination of the Company.

          10.4   Deemed Distribution and Recontribution.  Notwithstanding any
                 --------------------------------------
other provisions of this Article X, in the event the Company is liquidated
                         ---------
within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g) but no Liquidating Event has occurred, the Property shall not be liquidated, the Company's liabilities shall not be paid or discharged, and the Company's affairs shall not be wound up. Instead, the Company shall be deemed to have distributed the Property in kind to the Members, who shall be deemed to have assumed and taken subject to all Company liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the Members shall be deemed to have recontributed the Property in kind to the Company, which shall be deemed to have assumed and taken subject to all such liabilities.

          10.5   Rights of Members.  Except as otherwise provided in this
                 -----------------
Agreement, (a) each Member shall look solely to the assets of the Company for the return of its Capital Contributions, and (b) no Member shall have priority over any other Member as to the return of its Capital Contributions, distributions, or allocations as a Member.

          10.6   Notices of Dissolution.  In the event a Liquidating Event
                 ----------------------
occurs or an event occurs that would, but for provisions of Section 10.1 hereof,
                                                            ------------
result in a dissolution of the Company, the Chief Executive Officer shall, within 30 days thereafter, (a) provide written notice thereof to each of the Members and to all other parties with whom the Company regularly conducts business (as determined in the discretion of the Chief Executive Officer), and
(b) comply, in a timely manner, with all filing and notice requirements under the Act or any other applicable law.

          10.7   Reasonable Time for Winding Up.  A reasonable time shall be
                 ------------------------------
allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets in order to minimize any losses that might otherwise result from such winding up.

          10.8  Covenant Not to Withdraw or Dissolve.  Except as otherwise
                ------------------------------------
expressly required or permitted hereby, each Member hereby covenants and agrees not to (a) take any action to file a certificate of dissolution or its equivalent with respect to itself, (b) take any action that would cause a bankruptcy of such Member, (c) withdraw or attempt to withdraw from the Company,
(d) exercise any power under the Act to dissolve the Company, (e) transfer all or any portion of its Interest in the Company (other than to a Permitted Transferee), (f) petition for judicial dissolution of the Company or subject the Company or the Property to the authority or jurisdiction of any court of bankruptcy, insolvency, receivership or other similar proceeding, (g) demand a return of such Member's Capital Contributions or Profits (or a bond or other security for the return of such Capital Contributions or Profits) without the unanimous consent of the Members or (h) pledge, encumber or hypothecate its Interest in the Company.


          10.9  No Deficit Restoration.  No Member shall be personally liable
                ----------------------
for a deficit Capital Account balance of that Member, it being expressly understood that the distribution of liquidation proceeds shall be made solely from existing Company assets.


                                  ARTICLE XI

                                INDEMNIFICATION

          11.1  Mandatory Indemnification.  The Company shall, to the extent of
                -------------------------
its existing capital, its assets and, if insured for such purposes, its insurance coverage for such purposes, indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a Managing Director, Member, Officer, employee or agent of the Company, or by reason of the fact that such person at the request of the Company is or was serving as a manager, director, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, against all expenses, including, without limitation, attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (the "Indemnified Costs"), if such person, in relation to the facts, events and circumstances on which such action, suit or proceeding is based, acted in good faith and in a manner that such person reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding anything to the contrary provided in this Section 11.1, the Company shall not indemnify any person for any
     ------------
Indemnified Costs (i) for which payment is actually made to such person under a valid and collectible insurance policy, except for any excess beyond the amount of payment under the policy, (ii) resulting from the person's conduct which is finally adjudged by a court of competent jurisdiction to have been willful misconduct, knowingly fraudulent or deliberately dishonest, or (iii) if a court of competent jurisdiction shall finally determine that such payment is unlawful.

          11.2  Indemnification:  Authorization and Scope.  The expenses
                -----------------------------------------
incurred by the indemnified person in connection with any threatened, pending or completed action, suit or proceeding shall be paid promptly by the Company in advance of the final disposition of the matter at the written request of the indemnified person; provided, however, that such person shall have first delivered to the Company a written undertaking to repay promptly any such advances if it is determined by a court of competent jurisdiction that such person is not entitled to indemnification from the Company under this Agreement or otherwise. Notwithstanding anything to the contrary provided in this Agreement, the Company's indemnity obligations hereunder shall be limited to the Company's capital and assets and insurance existing as of the date on which the Company receives a demand for indemnity. In furtherance of such indemnity obligations, no Member shall be required to contribute any additional capital to the Company or otherwise to fund the Company's indemnity obligations under this
Article XII.
-----------

          11.3  Maintenance of Insurance or Other Financial Arrangements.  In
                --------------------------------------------------------
compliance with applicable law, the Company (acting with the approval of its Board) may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a Managing Director, Member, Officer, employee or agent of the Company, or at the request of the Company is or was serving as a manager, director, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, for any liability asserted against such person and liability and expenses incurred by such person in such person's capacity as a Managing Director, Member, Officer, employee or agent, or arising out of such person's status as such, whether or not the Company has the authority to indemnify such person against such liability and expenses.

          11.4  Rights Non-Exclusive.  The indemnification rights set forth in
                --------------------
this Section shall be in addition to, and shall not be exclusive of, any other rights to which such persons may be entitled by contract or otherwise under applicable law.


                                  ARTICLE XII

                           SALE OF CATALOG BUSINESS


          12.1  Sale of Catalog Business.  Amen Wardy Inc., Amen Wardy, Sr., Bob
                ------------------------
Hightower, and Amen Wardy, Jr. each hereby immediately and irrevocably sells, assigns and conveys to the Company all rights with respect to the catalog business operated in connection with the Aspen Store (the "Catalog Business") along with certain other assets related to the Catalog Business, including, but not limited to, good will, manufacturing sources and information, customer lists and other know-how. Amen Wardy, Jr. shall implement the Catalog Business for the Company. St. John shall set the margins and prices of products sold through the Catalog Business and use its reasonable and prudent efforts to support the Catalog Business for the Company.

          12.2  Catalog Sales Fee.
                -----------------

          (a) In consideration for the sale and assignment of the Catalog Business and the implementation of the Catalog Business for the Company, the Company shall pay to Amen Wardy Inc. and Amen Wardy, Jr. a sales fee of two percent (2%) of the Net Catalog Sales (the "Catalog Sales Fee"). Net Catalog Sales means the price charged to customers for the products sold through the Catalog Business, less customary trade discounts, return rebates and federal excise taxes.

          (b) The Catalog Sales Fee shall commence on the first commercial catalog sale by the Company under the Catalog Business and shall continue for so long as Amen Wardy, Jr. is an Officer of the Company and the Company makes commercial catalog sales. If Amen Wardy, Jr. is no longer an Officer of the Company, (i) the payment of the Catalog Sales Fee to Amen Wardy, Jr. and Amen Wardy Inc. shall terminate upon the earlier of (a) five years from the date Amen Wardy, Jr. ceases to be an Officer of the Company and (b) the date after the date Amen Wardy, Jr. ceases to be an Officer of the Company when the period of time measured by Amen Wardy, Jr.'s tenure as an Officer of the Company elapses, and (ii) the Catalog Sales Fee payable by the Company to Amen Wardy, Jr. and Amen Wardy Inc. after the date Amen Wardy, Jr. is no longer an Officer of the Company shall not exceed (x) $1 million in any fiscal year, and (y) $5 million in the aggregate. In the event the Catalog Sales Fee exceeds $1 million in any fiscal year after the date Amen Wardy, Jr. is no longer an Officer of the Company, neither Amen Wardy, Jr. nor Amen Wardy Inc. shall be entitled to receive any of such excess amounts in any subsequent fiscal year.

          (c) The Company shall keep complete and accurate records in accordance with GAAP on Net Catalog Sales by the Company. On or before the sixtieth (60th) day after the end of each fiscal quarter of the Company in which a commercial catalog sale by the Company occurs, the Company shall furnish Amen Wardy Inc. and Amen Wardy, Jr. with a written report setting forth the Net Catalog Sales during such fiscal quarter, together with a calculation of the Catalog Sales Fee due on reported catalog sales. Such report shall be accompanied by any Catalog Sales Fee payment shown thereon to be due. The Company shall provide Amen Wardy Inc. and Amen Wardy, Jr. such records as Amen Wardy Inc. and Amen Wardy, Jr. shall reasonably request to enable them to review the calculation of Net Catalog Sales.

          (d) If Amen Wardy, Jr. or Amen Wardy Inc. fails to notify the Company in writing, within (30) business days following the delivery of the written report setting forth the calculation of the Catalog Sales Fee due, of any objections to such calculation, their failure to so timely object shall constitute approval of such calculation. If Amen Wardy, Jr. and/or Amen Wardy Inc. timely objects, Amen Wardy, Jr. and/or Amen Wardy Inc. and the Company shall use their best efforts to resolve any differences with respect to such calculations. In the event the Company and Amen Wardy, Jr. and/or Amen Wardy Inc. are unable to reach an agreement and Amen Wardy, Jr. is no longer an Officer of the Company, Amen Wardy Jr. and/or Amen Wardy Inc. shall have the right to cause an independent accounting firm mutually acceptable to both parties (the "Reviewer") to perform a review

(the "Review") of the calculations to resolve such dispute. Amen Wardy, Jr. and/or Amen Wardy Inc. may cause only one Review in each of the Company's fiscal years during the term of the payment of the Catalog Sales Fee; provided, however that any one such Review may address the calculations of the Catalog Sales Fee
(i) which have been set forth in the written reports delivered by the Company to Amen Wardy, Jr. and Amen Wardy Inc. during the twelve months preceding the date of such Review and (ii) which have not been subject to a prior Review. Such firm shall act as arbitrator, and its conclusions shall be conclusive hereunder, absent fraud or manifest error. Any upward adjustment to the Catalog Sales Fee due pursuant to this Section 12.2 shall be paid promptly by the Company to Amen
                     ------------
Wardy, Jr. and Amen Wardy Inc. and any downward adjustment to such fee shall be paid promptly by Amen Wardy, Jr. and Amen Wardy Inc. to the Company. Amen Wardy, Jr. and Amen Wardy Inc. shall pay all of the fees and expenses in connection with the Review, unless the Catalog Sales Fee due to Amen Wardy, Jr. and Amen Wardy Inc. is adjusted upward by at least 5% as a result of the Review, in which case the Company shall pay all such fees and expenses.

                                 ARTICLE XIII

                                 MISCELLANEOUS

          13.1  Intellectual Property of the Company.  The name "Amen Wardy Home
                ------------------------------------
Stores" shall be the sole property of the Company.  Except as provided in
Section 5.1(h)(x) hereof, any agreement including, without limitation, any
-----------------
rights under trademark (including, but not limited to, the name "Amen Wardy Home Stores"), copyright, patent, trade secrets, know-how or other proprietary rights, to permit the use of any intellectual property of the Company by assignment, license or otherwise shall be made by a vote of the majority of the
Board of Managing Directors.   Amen Wardy, Sr., Amen Wardy, Jr. and Amen Wardy
Inc. each hereby immediately and irrevocably sells, assigns and conveys to the Company manufacturing sources and information, customer lists and other know-how related to the Aspen Store and certain trademarks; provided, however that Amen Wardy, Sr., Amen Wardy, Jr. and Amen Wardy, Inc. reserve the right to use such manufacturing sources and customer lists in connection with the Aspen Store as currently operated in all material respects. In connection with such assignment, and with the sale and assignment of the Catalog Business as set forth in Article XII hereto, Amen Wardy, Sr., Amen Wardy, Jr. and Amen Wardy Inc. each hereby immediately and irrevocably sells, assigns and conveys to the Company (i) all right and title worldwide to the trademark "Amen Wardy" and the right to use the name "Amen Wardy", "Amen", "A. Wardy", "Wardy", "A. Wardy Jr.", "A. Wardy Sr." or any combination of such names and/or initials (the "Amen Wardy Name") in association with home furnishing products or gifts and (ii) the right to register as a trademark in any and all jurisdictions the Amen Wardy Name in association with home furnishing products or gifts each in accordance with the Assignments and/or Consents attached hereto as Exhibits D-1, E-1, E-2, F-1 and F-2. Amen Wardy, Sr., Amen Wardy, Jr. and Amen Wardy Inc. each agree that neither Amen Wardy, Sr., Amen Wardy, Jr. nor Amen Wardy Inc. shall use the Amen Wardy Name for any purpose related to home furnishing products and gifts as further described in Schedule 13 hereto; provided, however, that Amen Wardy,

Sr., Amen Wardy, Jr. and Amen Wardy Inc. may use the Amen Wardy Name only in Aspen, Colorado and then only in connection with the Aspen Store as currently operated in all material respects. If the Aspen Store is sold by Amen Wardy Inc. as a going concern, upon the written request of Amen Wardy Inc., the Company shall license the purchaser of the Aspen Store to use the trademark "Amen Wardy" within the geographic area of Aspen, Colorado and solely in connection with the Aspen Store as currently operated in all material respects, royalty free and under usual and customary terms as mutually agreed upon by the parties.

          13.2  Right of First Refusal.  The parties understand and agree that
                ----------------------
St. John is entering into this Agreement in order to do business solely with Amen Wardy, Sr., Amen Wardy, Jr. and Bob Hightower. The parties further understand and agree that it is their intent that the Interest of Amen Wardy LLC or any Amen Wardy LLC Affiliate in the Company shall at all times be owned and controlled, directly or indirectly, by one or more of Amen Wardy, Sr., Amen Wardy, Jr. and/or Bob Hightower. To these ends, Amen Wardy, Sr., Bob Hightower and Amen Wardy, Jr. shall not transfer their ownership interests in Amen Wardy LLC except pursuant to this Section 13.2.
                            ------------

          (a) In the event (i) Amen Wardy LLC, any member of Amen Wardy LLC, any entity which has been admitted as a Permitted Transferee of Amen Wardy LLC pursuant to Section 7.2 hereof, or any owner of such Permitted Transferee (the
            -----------
"Amen Wardy Offerees") receives a bona fide offer from a third party and agrees to enter a transaction with such third party which would likely result in an Amen Wardy Change of Control Event (as defined in Exhibit A) or (ii) any of such Amen Wardy Offerees desires to enter into a transaction with a third party which may result in an Amen Wardy Change of Control Event (collectively, the "Offered Transactions" and individually, an "Offered Transaction"), then such Amen Wardy Offeree shall, within three business days thereof, deliver to St. John written notice (the "Option Notice") setting forth in detail the circumstances of such transaction. Within 30 days after receipt of the Option Notice by St. John, St. John may elect to enter into the Offered Transaction upon economic terms and conditions similar in all material respects to such terms and conditions provided in the Option Notice. If St. John does not elect to enter into the Offered Transaction within the 30-day period, the Amen Wardy Offeree may, within 90 days after the expiration of such 30-day period, consummate the Offered Transaction with the third party, but only upon the terms and conditions described in the Option Notice and only if such third party shall agree in writing to be subject to restrictions similar to those restrictions contained in Sections 7.1, 7.2 and 13.2 hereof (with appropriate modifications as required by
--------------------------
the identity of the third party to give effect to the provisions of this Agreement). If the Offered Transaction is not consummated by the Amen Wardy Offeree during such 90-day period, then such transaction shall again become subject to this Section 13.2.
                ------------

          (b) In the event of (i) an involuntary transfer, bequest, devise or gift of (x) Amen Wardy, Jr.'s, Amen Wardy, Sr.'s or Bob Hightower's ownership interests in Amen Wardy LLC, or (y) any Amen Wardy LLC Affiliate's ownership interest in any other Amen Wardy LLC Affiliate that owns, either directly or indirectly, an Interest in the Company, or

(ii) the appointment of a trustee, conservator, guardian or other similar official to manage the affairs of Amen Wardy, Sr., Amen Wardy, Jr., Bob Hightower, or any other Amen Wardy LLC Affiliate if such Amen Wardy LLC Affiliate owns, either directly or indirectly, an Interest in the Company and such trustee, conservator, guardian or similar official is not dismissed or discharged within sixty (60) days of such appointment (collectively, the "Transfer Events" and individually, a "Transfer Event"), then Amen Wardy LLC, within three business days thereof, shall deliver to St. John written notice (the "Transfer Event Notice") setting forth in detail the circumstances of such Transfer Event. Within 45 days after receipt of the Transfer Event Notice by St. John, St. John may elect to purchase the entire Interest of Amen Wardy LLC and any Amen Wardy LLC Affiliate in the Company at the then fair market value of such Interest, without regard to minority, transferability or other discount, as determined in writing by a neutral third party mutually acceptable to St. John and Amen Wardy LLC (the "Appraiser"). If St. John makes an election to purchase the Interest of Amen Wardy LLC or any Amen Wardy LLC Affiliate within such 45-day period, St. John shall purchase such Interest within ten business days of the written determination of fair market value of such Interest by the Appraiser. Notwithstanding the foregoing, St. John shall not have the right to purchase the Interest of Amen Wardy LLC or any Amen Wardy LLC Affiliate under this Section 13.2(b) in the event of an involuntary transfer, bequest, devise or
     ---------------
gift as described in Section 13.2(b)(i) herein if (a) such transfer, bequest, devise or gift is made solely to an Amen Wardy LLC Affiliate, (b) after such transfer, bequest, devise or gift, Amen Wardy, Jr., Amen Wardy, Sr. and/or Bob Hightower own, either individually or collectively and either directly or indirectly, at least 80% of the Interest of Amen Wardy LLC or any Amen Wardy LLC affiliate in the Company, and (c) such transferee, legatee, devisee or donee, as the case may be, shall agree in writing to be subject to restrictions similar to those contained in Sections 7.1, 7.2 and 13.2 hereof (with appropriate
                   --------------------------
modifications as required by the identity of the transferee to give effect to the provisions of this Agreement).

          (c)   The rights of first refusal contained in this Section 13.2 shall
                                                              ------------
terminate upon the closing of the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended covering the offering and sale of securities of the Company.

          13.3  Ownership of Amen Wardy LLC.  As of the date hereof, Amen Wardy,
                ---------------------------
Jr., Amen Wardy, Sr. and Bob Hightower each jointly and severally represent, warrant, covenant and agree that Amen Wardy, Jr. owns a 50% membership interest and Amen Wardy, Sr. and Bob Hightower own a 50% membership interest in Amen Wardy LLC.

          13.4  Services by St. John.  St. John hereby agrees that any service
                --------------------
St. John performs for the Company while St. John is a Member of the Company shall be at St. John's direct cost, unless otherwise agreed to by all of the Members. Nothing contained in this Section 13.4 shall obligate St. John to
                                    ------------
perform services for the Company.

          13.5   Amendments; Waivers.  This Agreement and any Exhibit attached
                 -------------------
hereto may be amended only by an agreement in writing of all Members; provided, however that the written consent of Amen Wardy, Sr., Amen Wardy, Jr. and Bob Hightower is required to amend Sections 8.1, 8.2, 12.1, 12.2, 13.1, 13.2, 13.3,
13.5 and 13.14 hereof and the written consent of Amen Wardy Inc. is required to amend Sections 12.1, 12.2, 13.1, 13.5 and 13.14 hereof. No waiver of any provision or default under, nor consent to any exception to, the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

          13.6   Further Assurances.  Each party agrees that it will from time
                 ------------------
to time, upon the reasonable request of another party, execute such documents and instruments and take such further action as may be required to accomplish the purposes of this Agreement consistent with the terms hereof.

          13.7   Successors and Assigns.  All of the terms and provisions of
                 ----------------------
this Agreement shall be binding upon the Members and their respective successors and assigns, but shall inure to the benefit of and be enforceable by the successors and assigns of any Member only to the extent that they are permitted successors and assigns (including Permitted Transferees) pursuant to the terms hereof. No party may assign its rights hereunder except as herein expressly permitted.

          13.8   Entire Agreement.  This Agreement, together with all exhibits
                 ----------------
and schedules hereto, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein and therein.

          13.9   Rights of Members Independent.  The rights available to the
                 -----------------------------
Members under this Agreement and at law shall be deemed to be several and not dependent on each other and each such right accordingly shall be construed as complete in itself and not by reference to any other such right. Any one or more and/or any combination of such rights may be exercised by a Member and/or the Company from time to time and no such exercise shall exhaust the rights or preclude another Member from exercising any one or more of such rights or combination thereof from time to time thereafter or simultaneously.

          13.10  Governing Law.  This Agreement, and the legal relations between
                 -------------
the parties, shall be governed by and construed in accordance with the laws of the State of California and any court action arising out of this Agreement shall be brought in any court of competent jurisdiction within the State of California, County of Orange.

          13.11  Headings.  The descriptive headings of the Articles, Sections
                 --------
and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

          13.12  Counterparts.  This Agreement and any amendment hereto or any
                 ------------
other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each party and delivered to the other party.

          13.13  Notices.  Any notice or other communication hereunder must be
                 -------
given in writing and (a) delivered in person, (b) transmitted by telex, telefax or telecommunications mechanism, provided that any notice so given is also mailed as provided in clause (c), or (c) mailed by certified or registered mail, postage prepaid, receipt requested as follows:

          IF ST. JOHN, ADDRESSED TO:

          St. John Knits, Inc.
          17422 Derian Avenue
          Irvine, California  92713
          Telecopy:  (714) 223-3272
          Attn:  Mr. Robert Gray

          WITH A COPY TO:

          O'Melveny & Myers LLP
          610 Newport Center Drive, Suite 1700
          Newport Beach, California  92660-6429
          Telecopy:  (714) 669-6994
          Attn:  David A. Krinsky, Esq.

          IF TO THE COMPANY, ADDRESSED TO:

          Amen Wardy Home Stores, LLC
          17422 Derian Avenue
          Irvine, California  92713
          Telecopy:  (714) 223-3272
          Attn:  Chief Executive Officer

          IF TO AMEN WARDY LLC, AMEN WARDY, SR., BOB HIGHTOWER OR AMEN WARDY INC., ADDRESSED TO:

          AWH Direct, LLC, Amen Wardy Sr., Bob Hightower
           or Amen Wardy Home, Inc.
          210 South Galena
          Aspen, Colorado 81611
          Telecopy:  (970) 920-9163
          Attn:  Amen Wardy, Sr.

          WITH COPIES TO:

          The Busch Firm
          2532 Dupont Drive
          Irvine, California 92612-1254
          Telecopy:  (714) 474-7732
          Attn:  George Mulcaire, Esq.

          IF TO AMEN WARDY, JR., ADDRESSED TO:

          Amen Wardy, Jr.
          290 Magnolia Street
          Costa Mesa, California 92627
          Telecopy:  (714) 631-6699

          WITH COPIES TO:

          The Busch Firm
          2532 Dupont Drive
          Irvine, California 92612-1254
          Telecopy:  (714) 474-7732
          Attn:  George Mulcaire, Esq.

or to such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this
Section 3.13 and an appropriate answerback is received or, if transmitted after
------------
4:00 p.m. local time on a business day in the jurisdiction to which such notice is sent or at any time on a day that is not a business day in the jurisdiction to which such notice is sent, then on the immediately following business day,
(ii) if given by mail, on the first business day in the jurisdiction to which such notice is sent following the date three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, on the business day when actually received at such address or, if not received on a business day, on the business day immediately following such actual receipt.

          13.14  Representation By Counsel; Interpretation.  The Members and all
                 -----------------------------------------
signatories hereto acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law, including but not limited to Section 1654 of the California Civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived.

          13.15  Severability.  If any provision of this Agreement is determined
                 ------------
to be invalid, illegal or unenforceable by any governmental entity, the remaining provisions of this Agreement, to the extent permitted by law shall remain in full force and effect provided that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable.

          13.16  Meaning of Certain Terms.  The phrase "as currently operated in
                 ------------------------
all material respects" as used in this Agreement to describe the Aspen Store is intended by the parties to prohibit the Aspen Store from competing (to the extent provided herein) with the Company through the marketing, sale, exchange or distribution of home furnishing products and gifts (as defined in Schedule 13 hereto) in any location in the world, and to third parties located anywhere in the world, other than in Aspen, Colorado; provided, however, that the Aspen Store may ship goods to customers outside of Aspen, Colorado provided such customers purchased such goods in the Aspen Store in Aspen, Colorado. The parties do not intend that such phrase restrict Amen Wardy in the day-to-day operations of the Aspen Store, including the determination of the products sold in the Aspen Store, the location of the Aspen Store in Aspen, Colorado, the design of the Aspen Store, the business hours of the Aspen Store and the persons employed by the Aspen Store, unless such day-to-day operations allow the Aspen Store to compete with the Company anywhere in the world other than in Aspen, Colorado.

                           [Signatures on Next Page]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

                                       ST. JOHN KNITS, INC.,
                                       a California corporation


                                       By:       /s/ Robert E. Gray
                                              ----------------------------------
                                              Robert E. Gray
                                              Chairman of the Board and Chief
                                              Executive Officer



                                       AWH DIRECT, LLC,
                                       a Colorado limited liability company


                                       By:       /s/ Amen Wardy, Jr.
                                              ----------------------------------
                                              Amen Wardy, Jr.
                                              Its:


                                       AMEN WARDY HOME STORES, LLC,
                                       a Delaware limited liability company


                                       By:       /s/ Amen Wardy, Jr.
                                              ----------------------------------
                                            Amen Wardy, Jr.
                                            Chief Executive Officer



                                            /s/ Amen Wardy, Sr.
                                       -----------------------------------------
                                       Amen Wardy, Sr.



                                            /s/ Amen Wardy, Jr.
                                       -----------------------------------------
                                       Amen Wardy, Jr.

                    [Signatures continue on the next page]

                                            /s/ Bob Hightower
                                       -----------------------------------------
                                       Bob Hightower



                                       AMEN WARDY HOME, INC.,
                                       a Colorado corporation


                                       By:       /s/ Amen Wardy, Sr.
                                              ----------------------------------
                                              Amen Wardy, Sr.
                                              Its:

                                   EXHIBIT A
                                   ---------

                              GENERAL DEFINITIONS

          As used in this Agreement and the Exhibits attached to this Agreement, the following definitions shall apply.

          "Act" means the Delaware Limited Liability Act as in effect on the date hereof and as may be amended from time to time.

          "Affiliate" means an individual, corporation, partnership, limited liability company, trust or other entity or organization (a "Person") that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person, subject to the last sentence of this paragraph. For purposes of this definition, "controls," "is controlled by," or "is under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise. For purposes of this Agreement, the following individuals and entities are deemed to be the only Affiliates of Amen Wardy LLC: (i) Amen Wardy, Sr., (ii) Amen Wardy, Jr., (iii) Bob Hightower or (iv) any corporation, partnership, limited liability company or other entity of which 80% or more of the total voting power of such entity is directly or indirectly owned by any one or a combination of Amen Wardy, Sr., Amen Wardy, Jr. and Bob Hightower.

          An "Amen Wardy Change of Control Event" means (i) a transaction or series of transactions which result in one or more "persons" (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than an Amen Wardy LLC Affiliate, becoming in the aggregate after the date hereof the "beneficial owner" or "beneficial owners" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Amen Wardy LLC, any entity which has been admitted as a Permitted Transferee of Amen Wardy LLC pursuant to Section 7.2 hereof or
                                                        -----------
any transferee under Section 13 hereof (collectively, the "Amen Wardy Entities"
                     ----------
and individually, an "Amen Wardy Entity") representing 20% or more of the total voting power represented by such Amen Wardy Entity's then outstanding voting securities, (ii) a merger, reorganization or consolidation or other business combination or similar transaction involving an Amen Wardy Entity and any other limited liability company, corporation or other entity, other than a merger, reorganization, consolidation or other business combination or similar transaction which would result in the voting securities of such Amen Wardy Entity outstanding immediately prior to such transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of such Amen Wardy Entity or the surviving entity, as the case may be, outstanding immediately after such transaction, (iii) the liquidation or dissolution of an Amen Wardy Entity, unless 80% or more of the assets of such entity are distributed solely to an Amen Wardy Affiliate or Amen Wardy Affiliates, (iv) the sale or disposition by an Amen Wardy Entity (in one transaction or a series of transactions) of all or substantially all of such Amen Wardy Entity's assets or (v) any transaction or series of transactions that result in Amen Wardy, Sr., Amen Wardy, Jr. and/or Bob Hightower owning, either directly or indirectly, less than 80% of the Interest of Amen Wardy LLC or any Amen Wardy LLC Affiliate in the Company. Notwithstanding the foregoing, an Amen Wardy Change of Control Event shall not include the sale of the Aspen Store as a going concern or a Permitted Transfer to an Amen Wardy LLC Affiliate pursuant to
Section 7.2 hereof.
-----------

          "Amen Wardy LLC Managing Directors" means the Managing Directors designated by Amen Wardy in accordance with Sections 5.1(b) and (c) hereof.
                                            -----------------------

          "Business Activities" means the development, design, operation or management of retail home furnishing stores. Business Activities shall not include the operation or management of the Aspen Store as currently operated in all material respects.

          "Capital Contributions" means, with respect to any Member, the amount of money and the initial Gross Asset Value of any property (other than money), net of liabilities assumed or taken subject to by the Company, contributed to the Company with respect to the Interest held by such Member pursuant to the terms of this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law.)

          "Fiscal Year" means (i) the period commencing on the effective date of this Agreement and ending on November 2, 1997 (ii) any subsequent 52-53 week fiscal year ending on the Sunday nearest to October 31, or (iii) any portion of the period described in clause (ii) for which the Company is required to allocate Profits, Losses and other items of Company income, gain, loss or deduction pursuant to Article III hereof.
                      -----------

          "GAAP" means generally accepted accounting principles in the United States, as in effect from time to time.

          "Interest" shall mean the entire interest of a Member in the Company, including all of such Member's rights, powers and privileges under this Agreement and the Act.

          "Member" means any Person that executes this Agreement as a Member, and any other Person admitted to the Company as an additional or substituted Member, that has not made a disposition of such Person's entire Interest.

          "Percentage Interest" means, with respect to any Member, the Percentage Interest set forth opposite such Member's name in Section 2.1. In
                                                             -----------
the event any Interest in the Company is transferred in accordance with the provisions of Section 7.2(a) of this Agreement, the Permitted Transferee of
              --------------
such Interest shall succeed to the Percentage Interest of the transferor to the extent it relates to the transferred Interest.

          "Permitted Transfer" means a transfer of an Interest in accordance with Section 7.2(a) hereof.
     ---------------------

          "St. John Managing Directors" means the Managing Directors designated by St. John in accordance with Section 5.1(b) and (c) hereof.
                               ----------------------

                                   EXHIBIT B
                                   ---------

                                TAX DEFINITIONS


          "Adjusted Basis" shall have the meaning given such term in Section 1011 of the Code.

          "Adjusted Capital Account Deficit" means the deficit balance, if any, in such Member's Capital Account at the end of any Fiscal Year, with the following adjustments:

          (i) credit to such Capital Account any amount that such Member is obligated to restore under Treasury Regulations Section 1.704-1(b)(2)(ii)(c), as well as any addition thereto pursuant to the next to last sentences of the Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) after taking into account thereunder any changes during such year in Company Minimum Gain and in the minimum gain attributable to any Member Nonrecourse Debt; and

          (ii) debit to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

This definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

          "Capital Account" means, with respect to any Member, the Capital Account maintained for such Member in accordance with Section 2.4 of this Agreement.

          "Capital Contributions" means, with respect to any Member, the amount of money and the initial Gross Asset Value of any property (other than money), net of liabilities assumed or taken subject to by the Company, contributed to the Company with respect to the Interest held by such Member pursuant to the terms of this Agreement.


          "Code" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law.)


          "Company Minimum Gain" has the meaning of "partnership minimum gain" set forth in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d). It is further understood that Company Minimum Gain shall be determined in a manner consistent with the rules of Regulations Section 1.702-2(b)(2) including, without limitation, the requirement that if the adjusted Gross Asset Value of property subject to one or more Nonrecourse Liabilities differs from its adjusted tax basis, Company Minimum Gain shall be determined with reference to such Gross Asset Value.

          "Depreciation" means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its Adjusted Basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning Adjusted Basis; provided, however, that if the Adjusted Basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Chief Financial Officer.

          "Economic Risk of Loss" means the determination of whether a Member bears the economic risk of loss with respect to any partnership liability made in accordance with Treasury Regulations Section 1.752-2 (without regard to whether that Section otherwise applies to such liability).

          "Gross Asset Value" means, with respect to any asset, the asset's Adjusted Basis for federal income tax purposes, except as follows:

          (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Members;

          (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Chief Financial Officer, as of the following times: (a) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (b) the
                              ----------
     distribution by the Company to a Member of more than a de minimis amount of
                                                            ----------
     Property as consideration for an interest in the Company; and (c) the liquidation of the Company within the meaning of Treasury Regulations
     Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant
                               -
     to clauses (a) and (b) above shall be made only if the Chief Financial Officer reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

          (iii) The Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the distributee and the Chief Financial Officer, provided that if the Chief Financial Officer is an employee or an Affiliate of the distributee, the determination of the fair market value of the distributed asset shall require the consent of a majority of the other Members; and

          (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and subsection (vi) in the definition of "Profits" and "Losses" below and
     Section 3.3 hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection to the extent the Chief Financial Officer determines that an adjustment pursuant to subsection (ii) of this definition is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection
     (iv).

          If the Gross Asset Value of an asset has been determined or adjusted pursuant to subsections(i), (ii) or (iv) of this definition of Gross Asset Value, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

          "Member Minimum Gain" has the meaning of "partner nonrecourse debt minimum gain" set forth in Treasury Regulations Section 1.704-2(i). It is further understood that the determination of Member Minimum Gain and the net increase or decrease in Member Minimum Gain shall be made in the same manner as required for such determination of Company Minimum Gain under Treasury Regulations Sections 1.704-2(d) and -2(g)(3).

          "Member Nonrecourse Debt" has the meaning of "partner nonrecourse debt" set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

          "Member Nonrecourse Debt Minimum Gain" means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

          "Member Nonrecourse Deductions" has the meaning of "partner nonrecourse deductions" set forth in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Treasury Regulations.

          "Nonrecourse Debt" means any Company liability that is considered to be nonrecourse for purposes of Treasury Regulation Section 1.1001-1 (without regard to whether such liability is a recourse liability under Treasury Regulations Section 1.752-2, and any Company liability for which the creditor's right to repayment is limited to one or more assets of the Company.

          "Nonrecourse Deductions" has the meaning set forth in Section 1.704-2(b)(1) of the Treasury Regulations.

          "Nonrecourse Liability" has the meaning set forth in Section 1.704-2(b)(3) of the Treasury Regulations.

          "Profits" and "Losses" mean, for each Fiscal Year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

          (i) any depreciation, amortization and/or cost recovery deductions with respect to any asset shall be deemed to be equal to the Depreciation available with respect to such asset;

          (ii) any income or gain of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses shall be added to such taxable income or loss;

          (iii) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

          (iv) in the event the Gross Asset Value of any Company asset is adjusted pursuant to subsection (ii) or (iii) or the definition of Gross Asset Value above, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

          (v) gain or loss resulting from any disposition of Company assets with respect to which gain or loss is recognized for federal income tax purposes shall be computed with reference to the Gross Asset Value of the asset disposed of, notwithstanding that the adjusted tax basis of such asset differs from its Gross Asset Value;

          (vi) to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4)
                                                                         -  -
     to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses; and

          (vii) any items of income, gain, loss or deduction which are individually allocated pursuant to the provisions of Article III hereof shall not be taken into account in computing Profits and Losses for any taxable year.

          "Section 704(c) Property" means (1) each item of Company property which is contributed to the Company and to which section 704(c) of the Code or
Section 1.704-3(a)(3) of the Regulations applies, and (2) each item of Company property which, as contemplated by Section 1.704-1(b)(4)(i) and other analogous provisions of the Regulations, is governed by the principles of Section 704(c) of the Code (or principles analogous to the principles contained in section 704(c) of the Code).

          "Tax Depreciation" means depreciation, accelerated cost recovery, or modified cost recovery, and any other amortization, deductions allowed or allowable with respect to any Company Property for federal income tax purposes.

          "Tax Matters Member" means the "tax matters member" as defined in
Section 9.4 and in Code Section 6231(a)(7).
-----------

          "United States Taxable Income" means taxable income for United States federal income tax purposes as shown on Form K-1 for any tax year.

                                   EXHIBIT C
                                   ---------

                            FORM OF PROMISSORY NOTE

$___________                                                Irvine, California

                                                         ________________, _____

          FOR VALUE RECEIVED, Amen Wardy Home Stores, LLC, a Delaware limited liability company (the "BORROWER"), promises to pay to St. John Knits, Inc., a California corporation ("HOLDER"), at its place of business located at 17422 Derian Avenue, Irvine, California 92713 or such other place as may be designated in writing by Holder, the principal amount of _______________________________ ($_________) with interest on the principal amount at the rate of 8.5% per annum (the "NOTE"). Principal and interest shall be due and payable three (3) years from the date hereof.

          Interest only payments under this Note shall be payable every six (6) months, beginning on the date hereof and continuing semiannually thereafter through __________, ______, on which date the principal, any unpaid interest and all other sums due hereunder this Note shall be paid in full.

          Borrower may prepay without penalty this Note in full at any time together with any interest due up to the date of payment. Borrower shall be in default of this Note if any payment of principal or interest is not made within 10 days after receipt of written notice by such Borrower that such payment is due. Upon the occurrence of a default, all principal, interest, and any other sums due in accordance with the terms of this Note shall, at Holder's option, be immediately due and payable.

          This Note shall be binding on Borrower, its representatives and successors and shall inure to the benefit of and shall be enforceable by Holder, its successors and assigns. This Note may not be changed, modified, amended, or terminated orally, but the foregoing may be done in writing by authorized representatives of the parties. If Holder shall institute legal action to enforce payment hereof, Borrower agrees, in addition to any other payments required hereunder, to pay all reasonable expenses of collection, including attorneys' fees. This Note shall be governed by and construed in accordance with the laws of the State of California.

          IN WITNESS THEREOF, Borrower has caused this Note to be executed and delivered as of the date first above written.

                                       AMEN WARDY HOME STORES, LLC,
                                       a Delaware limited liability company

                                       By: _______________________________
                                       Name: _____________________________
                                       Title: ____________________________

                                  EXHIBIT D-1
                                  -----------


               TRADEMARK ASSIGNMENT AND CONSENT TO REGISTRATION


     WHEREAS, pursuant to that certain Operating Agreement, dated concurrently herewith, by and between Amen Wardy Home, Inc., a Colorado corporation ("Assignor"), Amen Wardy Home Stores, LLC ("Assignee") and certain other parties, Assignor has assigned, sold and conveyed certain assets related to its Aspen store and catalog business including the good will related thereto and its manufacturing sources and information, customer lists and other know-how related thereto;

     WHEREAS, Assignor has adopted, used, is using and is the owner of the trademarks and corresponding U.S. Trademark Registrations listed in Attachment A hereto (the "Marks");

     WHEREAS, Assignee desires to acquire the trademarks and the registrations thereof;

     WHEREAS, Assignee desires to obtain the worldwide right to use and register the name and likeness of Assignor in connection with the advertisement, promotion and sale of all products and services generally described in Attachment B hereto (the "Products and Services"); and

     WHEREAS, Assignor has the authority to grant the worldwide right to use and register Assignor's name, likeness, and endorsement to Assignee in connection with the advertisement, promotion and sale of the Products and Services and desires to do so;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and in consideration of the premises and of the mutual promises and conditions herein contained, the parties do hereby agree as follows:

     Assignor hereby sells, assigns and transfers to Assignee, its successors and assigns, absolutely and forever, the entire worldwide right, title and interest, whether statutory or at common law, in and to the Marks, together with the goodwill of the business symbolized by the Marks and all registrations therefor, in the United States of America, its territories and possessions and all other countries in which the Marks are or may be used, together with all causes of action for any and all previously occurring infringements of the rights being assigned and the right to receive and retain the proceeds relating to those infringements.

     Assignor shall execute, without incurring any material cost to such Assignor, any further documents and do such other acts as may be reasonably necessary and proper to vest full title in and to the Marks in Assignee in any jurisdiction Assignee may desire.

     Assignor hereby consents to the use and registration by Assignee of Assignor's name, in whole or in part, as a trademark or service mark for the Products and Services.

     Assignor shall execute any further documents and do such other acts as may be necessary and proper to: (i) register Assignor's name, in whole or in part, as a trademark or service mark for the Products and Services in any jurisdiction Assignee may desire ("Name Marks"), and (ii) vest full title in and to the Name Marks in Assignee.

     IN WITNESS WHEREOF, Assignor has caused this assignment, consent and grant to be duly executed in a manner appropriate thereto as of the ____ day of __________, 1997.

                                       ________________________________
                                       Name:

                                       ________________________________
                                       Title:

                                       ________________________________



STATE OF TEXAS               )

COUNTY OF _________________  )



     Before me, _______________________, a Notary Public, on this day personally appeared _______________, known to me (or proved to me on the oath of ____________) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

     Given under my hand and seal of office this ___ day of ____________, 1997.




_______________________________ (Seal)
(Notary Public Signature)

       ATTACHMENT A TO TRADEMARK ASSIGNMENT AND CONSENT TO REGISTRATION

               U.S. REGISTERED TRADEMARKS/COMMON LAW TRADEMARKS

Trademark                    Serial No.                    Registration Date
-------------                ----------                    -----------------

Amen Wardy                   73-561,727                    June 17, 1986

Amen Wardy                   73-561,940                    July 15, 1986

       ATTACHMENT B TO TRADEMARK ASSIGNMENT AND CONSENT TO REGISTRATION

                             PRODUCTS AND SERVICES



     Any and all home furnishing products and services, including, without limitation, all types of window coverings, wall coverings, paints, floor coverings, furniture, linens, art objects, accent pieces, architectural treatments, china, dishware, flatware, stemware, cookware, bed and bath items and home accessories.

                                  EXHIBIT E-1
                                  -----------


               TRADEMARK ASSIGNMENT AND CONSENT TO REGISTRATION


     WHEREAS, Amen Wardy, Sr. ("Assignor") has the authority to grant the worldwide right to use and register Assignor's name, likeness, and endorsement to Assignee in connection with the advertisement, promotion and sale of all products and services generally described in Attachment A hereto (the "Products and Services");

     WHEREAS, Amen Wardy Home Stores, LLC, a Delaware limited liability company ("Assignee") desires to obtain the worldwide right to use and register the name and likeness of Assignor in connection with the advertisement, promotion and sale of the Products and Services and desires to do so; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and in consideration of the premises and of the mutual promises and conditions herein contained, the parties do hereby agree as follows:

     Assignor hereby grants to Assignee, its successors and assigns, absolutely and forever, the worldwide right to use Assignor's name, in whole or in part, in connection with the advertisement, promotion and sale of the Products and Services in the United States of America, its territories and possessions and all other countries in which the trademarks may be used.

     Assignor shall execute any further documents and do such other acts as may be necessary and proper to give effect to the foregoing.

     Assignor hereby consents to the use and registration by Assignee of Assignor's name, in whole or in part, as a trademark or service mark for the Products and Services.

     Assignor shall execute, without incurring any material cost to such Assignor, any further documents and do such other acts as may be reasonably necessary and proper to: (i) register Assignor's name, in whole or in part, as a trademark or service mark for the Products and Services in any jurisdiction Assignee may desire ("Name Marks"), and (ii) vest full title in and to the Name Marks in Assignee.

                                     E-1-1

     IN WITNESS WHEREOF, Assignor has caused this assignment, consent and grant to be duly executed in a manner appropriate thereto as of the ____ day of __________, 1997.


                                       ________________________________
                                       Name:

                                       ________________________________
                                       Title:

                                       ________________________________


STATE OF TEXAS                )

COUNTY OF _________________   )



          Before me, _______________________, a Notary Public, on this day personally appeared _______________, known to me (or proved to me on the oath of ____________) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

          Given under my hand and seal of office this ___ day of ____________, 1997.



_______________________________ (Seal)
(Notary Public Signature)

                                     E-1-2

       ATTACHMENT A TO TRADEMARK ASSIGNMENT AND CONSENT TO REGISTRATION

                             PRODUCTS AND SERVICES



     Any and all home furnishing products and services, including, without limitation, all types of window coverings, wall coverings, paints, floor coverings, furniture, linens, art objects, accent pieces, architectural treatments, china, dishware, flatware, stemware, cookware, bed and bath items and home accessories.

                                     E-1-3

                                  EXHIBIT E-2
                                  -----------

                          GRANT OF RIGHT OF PUBLICITY


     WHEREAS, Amen Wardy, Sr., ("Assignor") has the authority to grant the worldwide right to use Assignor's name, likeness, and endorsement to Assignee in connection with the advertisement, promotion and sale of all products and services generally described in Attachment A hereto (the "Products and Services") and desires to do so;

     WHEREAS, Amen Wardy Home Stores, LLC, a Delaware limited liability company ("Assignee") desires to obtain the worldwide right to use the name, likeness and endorsement of Assignor in connection with the advertisement, promotion and sale of the Products and Services; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and in consideration of the premises and of the mutual promises and conditions herein contained, the parties do hereby agree as follows:

     Assignor, hereby grants to Assignee the exclusive, worldwide and perpetual right to use Assignor's name, likeness, and endorsements on and in connection with the distribution, advertisement, promotion and sale of the Products and Services in any marketing area in which Assignee now and hereafter does business.

     IN WITNESS WHEREOF, Assignor has caused this assignment, consent and grant to be duly executed in a manner appropriate thereto as of the ____ day of __________, 1997.


                                       ________________________________
                                       Name:

                                       ________________________________
                                       Title:

                                       ________________________________

                                     E-2-1

STATE OF TEXAS                )

COUNTY OF _________________   )



          Before me, _______________________, a Notary Public, on this day personally appeared _______________, known to me (or proved to me on the oath of ____________) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

          Given under my hand and seal of office this ___ day of ____________, 1997.



_______________________________ (Seal)
(Notary Public Signature)

                                     E-2-2

                  ATTACHMENT A TO GRANT OF RIGHT OF PUBLICITY

                             PRODUCTS AND SERVICES


     Any and all home furnishing products and services, including, without limitation, all types of window coverings, wall coverings, paints, floor coverings, furniture, linens, art objects, accent pieces, architectural treatments, china, dishware, flatware, stemware, cookware, bed and bath items and home accessories.

                                     E-2-3

                                  EXHIBIT F-1
                                  -----------

               TRADEMARK ASSIGNMENT AND CONSENT TO REGISTRATION


     WHEREAS, Amen Wardy, Jr. ("Assignor") has the authority to grant the worldwide right to use and register Assignor's name, likeness, and endorsement to Assignee in connection with the advertisement, promotion and sale of all products and services generally described in Attachment A hereto (the "Products and Services");

     WHEREAS, Amen Wardy Home Stores, LLC, a Delaware limited liability company ("Assignee") desires to obtain the worldwide right to use and register the name and likeness of Assignor in connection with the advertisement, promotion and sale of the Products and Services and desires to do so; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and in consideration of the premises and of the mutual promises and conditions herein contained, the parties do hereby agree as follows:

     Assignor hereby grants to Assignee, its successors and assigns, absolutely and forever, the worldwide right to use Assignor's name, in whole or in part, in connection with the advertisement, promotion and sale of the Products and Services in the United States of America, its territories and possessions and all other countries in which the trademarks may be used.

     Assignor shall execute any further documents and do such other acts as may be necessary and proper to give effect to the foregoing.

     Assignor hereby consents to the use and registration by Assignee of Assignor's name, in whole or in part, as a trademark or service mark for the Products and Services.

     Assignor shall execute, without incurring any material cost to such Assignor, any further documents and do such other acts as may be reasonably necessary and proper to: (i) register Assignor's name, in whole or in part, as a trademark or service mark for the Products and Services in any jurisdiction Assignee may desire ("Name Marks"), and (ii) vest full title in and to the Name Marks in Assignee.

                                     F-1-1

     IN WITNESS WHEREOF, Assignor has caused this assignment, consent and grant to be duly executed in a manner appropriate thereto as of the ____ day of __________, 1997.


                                       ________________________________
                                       Name:

                                       ________________________________
                                       Title:

                                       ________________________________



STATE OF CALIFORNIA           )

COUNTY OF __________________  )



          On ___________, 19___, before me, ____________________, a Notary
Public in and for said State, personally appeared _______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



Signature  ________________________________ (Seal)

                                     F-1-2

       ATTACHMENT A TO TRADEMARK ASSIGNMENT AND CONSENT TO REGISTRATION

                             PRODUCTS AND SERVICES



     Any and all home furnishing products and services, including, without limitation, all types of window coverings, wall coverings, paints, floor coverings, furniture, linens, art objects, accent pieces, architectural treatments, china, dishware, flatware, stemware, cookware, bed and bath items and home accessories.

                                     F-1-3

                                  EXHIBIT F-2
                                  -----------

                          GRANT OF RIGHT OF PUBLICITY


     WHEREAS, Amen Wardy, Jr., ("Assignor") has the authority to grant the worldwide right to use Assignor's name, likeness, and endorsement to Assignee in connection with the advertisement, promotion and sale of all products and services generally described in Attachment A hereto (the "Products and Services") and desires to do so;

     WHEREAS, Amen Wardy Home Stores, LLC, a Delaware limited liability company ("Assignee") desires to obtain the worldwide right to use the name, likeness and endorsement of Assignor in connection with the advertisement, promotion and sale of the Products and Services; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and in consideration of the premises and of the mutual promises and conditions herein contained, the parties do hereby agree as follows:

     Assignor, hereby grants to Assignee the exclusive, worldwide and perpetual right to use Assignor's name, likeness, and endorsements on and in connection with the distribution, advertisement, promotion and sale of the Products and Services in any marketing area in which Assignee now and hereafter does business.

     IN WITNESS WHEREOF, Assignor has caused this assignment, consent and grant to be duly executed in a manner appropriate thereto as of the ____ day of __________, 1997.


                                       ________________________________
                                       Name:

                                       ________________________________
                                       Title:

                                       ________________________________

                                     F-2-1

STATE OF CALIFORNIA           )

COUNTY OF _________________   )



          On ___________, 19___, before me, ____________________, a Notary
Public in and for said State, personally appeared _______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



Signature  ________________________________ (Seal)

                                     F-2-2

                  ATTACHMENT A TO GRANT OF RIGHT OF PUBLICITY

                             PRODUCTS AND SERVICES



         Any and all home furnishing products and services, including, without limitation, all types of window coverings, wall coverings, paints, floor coverings, furniture, linens, art objects, accent pieces, architectural treatments, china, dishware, flatware, stemware, cookware, bed and bath items and home accessories.

                                     F-2-3

                                  SCHEDULE 13

                      HOME FURNISHING PRODUCTS AND GIFTS



          Any and all home furnishing products and services, including, without limitation, all types of window coverings, wall coverings, paints, floor coverings, furniture, linens, art objects, accent pieces, architectural treatments, china, dishware, flatware, stemware, cookware, bed and bath items and home accessories.

                                 Schedule 13-1